UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2006

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Adoption of Executive Officer Fiscal Year 2006 Variable Compensation Plan

On January 24, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Catapult Communications Corporation (the "Company") adopted the Executive Officer Fiscal Year 2006 Variable Compensation Plan (the "2006 Variable Compensation Plan"), pursuant to which the Company’s executive officers may receive performance-based compensation based principally on the Company’s achieving specified revenue targets. The 2006 Variable Compensation Plan* is attached to this Current Report on Form 8-K as Exhibit 10.1.

The material terms of the 2006 Variable Compensation Plan are as follows:

-Each executive officer is assigned a target bonus amount for Fiscal Year 2006;

-The target bonus for each executive officer is paid in cash on a quarterly basis based upon the Company’s achievement of a specified minimum percentage of the Company’s quarterly consolidated revenue targets, with 100% of a target bonus paid upon achievement of 100% of the revenue target; an additional bonus is payable if actual revenues surpass 100% of revenue targets;

-The decision to award an executive officer’s bonus is subject to quarterly evaluation by the Committee of Company based on personal and Company performance;

-Revenue targets for the third and fourth quarters of Fiscal Year 2006 are preliminary and are subject to review and modification by the Compensation Committee in consultation with the Company’s Chief Executive Officer; and

-All persons designated as executive officers by the Board of Directors are eligible to participate in the Plan.

(* Confidential treatment has been requested for certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.)

Change in Vesting of Director Stock Options upon a Change in Control

On January 24, 2006, at the 2006 Annual Meeting of Stockholders, the Company’s stockholders approved the amended and restated 1998 Stock Plan (the "Amended Stock Plan"), which, among other things, provides that each outstanding option granted to a non-employee director of the Company will become fully vested upon a change in control of the Company, in accordance with the terms of the Amended Stock Plan. Prior to the approval of the Amended Stock Plan, upon a change in control of the Company, each outstanding option granted to such non-employee directors would have vested only as to an additional number of shares equal to the number of shares which had become vested and exercisable immediately prior to the change in control. The Amended Stock Plan, which includes a further amendment adopted by the Board of Directors on January 24, 2006, is filed with this Current Report on Form 8-K as Exhibit 10.2.

Item 2.02 Results of Operations and Financial Condition.

On January 30, 2006, Catapult Communications Corporation ("Registrant") issued a press release announcing the results of operations for the three months ended December 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 Executive Officer Fiscal Year 2006 Variable Compensation Plan*

10.2 1998 Stock Plan (as amended through January 24, 2006)

99.1 Press release dated January 30, 2006 announcing the Registrant's results of operations for the quarter ended December 31, 2005.

(* Confidential treatment has been requested for certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

January 30, 2006	By:	Chris Stephenson

Name: Chris Stephenson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Executive Officer Fiscal Year 2006 Variable Compensation Plan* (* Confidential treatment has been requested for certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.)
10.2	1998 Stock Plan (as amended through January 24, 2006)
99.1	Press release dated January 30, 2006 announcing the Registrant's results of operations for the quarter ended December 31, 2005.